                                                                     EXHIBIT 4.4


                        LETTER OF TRANSMITTAL AND RELEASE

                   TO TENDER AND GIVE A RELEASE IN RESPECT OF

                           CURRENT VASCO COMMON STOCK
                     CURRENT VASCO SERIES B PREFERRED STOCK
                                       OF
                                   VASCO CORP.

                         PURSUANT TO THE EXCHANGE OFFER
                                       OF
                     VASCO DATA SECURITY INTERNATIONAL, INC.

                             DATED __________, 1997

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., CHICAGO TIME, ON __________, 1997,
UNLESS EXTENDED OR EARLIER TERMINATED.
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               To: Illinois Stock Transfer Company, Exchange Agent

 By Mail, Overnight Delivery or By Hand                 Facsimile Transmission:
 (9:00 a.m. - 5:00 p.m. Chicago Time)                   (312) 427-2879
 223 West Jackson Boulevard
 Suite 1210                                             Confirm by Telephone:
 Chicago, Illinois 60606                                (312) 427-2953

         Any questions concerning tender procedures may be directed to Gregory
T. Apple, Vice President and Treasurer of VASCO Data Security International, Inc. ("New VASCO"), at (630) 932-8844.

         List below the Current VASCO Shares to which this Letter of Transmittal and Release relates. If the space provided is inadequate, list the class of Current VASCO Shares, the certificate numbers and the number of Current VASCO Shares on a separately executed schedule and affix the schedule to this Letter of Transmittal and Release.

----------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF CURRENT VASCO SHARES TENDERED
                                           (SEE INSTRUCTION 3)
----------------------------------------------------------------------------------------------------------
                                                                         Current VASCO Shares Tendered
   Name(s) and Address(es) of holder(s)             Class of Current        (Attach additional signed
         (please fill in, if blank)                   VASCO Shares*           scheduled if necessary)
----------------------------------------------------------------------------------------------------------
                     (1)                                  (2)                   (3)              (4)
----------------------------------------------------------------------------------------------------------
                                                                                             Total Number
                                                                             Certificate       of Current
                                                                              Number(s)      VASCO Shares
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                    Total
----------------------------------------------------------------------------------------------------------

                     *Indicate class of Current VASCO Shares: Current VASCO Common Stock or

                                          Current VASCO Series B Preferred Stock.

----------------------------------------------------------------------------------------------------------

All capitalized terms used herein and not defined herein have the meaning ascribed to them in the Prospectus.

         DELIVERY OF THIS LETTER OF TRANSMITTAL AND RELEASE (THE "LETTER OF TRANSMITTAL AND RELEASE") TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND RELEASE SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND RELEASE IS COMPLETED.

         This Letter of Transmittal and Release must be used to accept the Exchange Offer (as defined herein to include the terms and conditions set forth herein and in the Prospectus dated _______________, 1997 (the "Prospectus")), of New VASCO if certificates representing Current VASCO Shares (as defined in the Prospectus) are to be physically delivered to Illinois Stock Transfer Company, as exchange agent (the "Exchange Agent"). This Letter of Transmittal and Release must also be used if a tender of Current VASCO Shares is to be made according to the guaranteed delivery procedures described in the Prospectus under the heading "THE EXCHANGE OFFER - Guaranteed Delivery Procedures for Current VASCO Shares."

         HOLDERS WHO TENDER CURRENT VASCO SHARES ARE REQUIRED TO GRANT A RELEASE OF THE ASSOCIATED CORPORATE MATTER CLAIMS (AS DEFINED IN THE PROSPECTUS). THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL AND RELEASE IS REQUIRED FOR ALL TENDERS AND WILL CONSTITUTE A

RELEASE OF ANY AND ALL ASSOCIATED CORPORATE MATTER CLAIMS (AS DEFINED IN THE PROSPECTUS) THE EXCHANGING HOLDER MAY HAVE EVEN IF LESS THAN ALL OF THE HOLDER'S CURRENT VASCO SECURITIES (AS DEFINED IN THE PROSPECTUS) ARE EXCHANGED IN THE EXCHANGE OFFER.

         SUBJECT TO THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER (AS DEFINED HEREIN), NEW VASCO WILL ACCEPT FOR EXCHANGE ALL CURRENT VASCO SHARES PROPERLY TENDERED (AND NOT WITHDRAWN) PURSUANT TO THE EXCHANGE OFFER AT OR PRIOR TO THE EXPIRATION DATE. AS PROMPTLY AS PRACTICABLE AFTER ACCEPTANCE OF THE TENDERED CURRENT VASCO SHARES AFTER THE EXPIRATION DATE, NEW VASCO WILL ISSUE TO THE EXCHANGE AGENT NEW VASCO SHARES (AS DEFINED IN THE PROSPECTUS) IN EXCHANGE FOR THE TENDERED AND ACCEPTED CURRENT VASCO SHARES AND THE EXCHANGE AGENT WILL TRANSMIT THE NEW VASCO SHARES TO THE EXCHANGING STOCKHOLDERS.

         HOLDERS OF CURRENT VASCO SHARES WHOSE CURRENT VASCO SHARES ARE NOT IMMEDIATELY AVAILABLE OR WHO CANNOT DELIVER THEIR CURRENT VASCO SHARES AND ALL OTHER DOCUMENTS REQUIRED HEREBY TO THE EXCHANGE AGENT AT OR PRIOR TO THE EXPIRATION DATE MAY NEVERTHELESS TENDER THEIR CURRENT VASCO SHARES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER - GUARANTEED DELIVERY PROCEDURE FOR CURRENT VASCO SHARES," PROVIDED THAT SUCH HOLDERS ALSO EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL AND RELEASE PRIOR TO THE EXPIRATION DATE. SEE INSTRUCTION 2.

-------------------------------------------------------------------------------
[ ]      CHECK HERE IF TENDERED CURRENT VASCO SHARES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED CURRENT VASCO SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

[ ]      CHECK HERE IF CERTIFICATES REREPRESENTING SHARES HAVE BEEN LOST.
         The undersigned has lost the certificates for _______ Current VASCO Shares and requires assistance with respect to receiving New VASCO Shares in exchange for the ________ Current VASCO shares owned by the undersigned, and understands that an appropriate affidavit of loss and indemnity agreement and that an indemnity and/or surety bond may be required.

         Name(s) of holder(s)___________________________________________________

         Date of Execution of Notice of Guaranteed
         Delivery____________________________________________

         Name of Eligible Institution That Guaranteed
         Delivery____________________________________________

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
                     YOU MAY WISH TO CONSULT WITH COUNSEL OF
          YOUR CHOICE REGARDING THIS LETTER OF TRANSMITTAL AND RELEASE.

Ladies and Gentlemen:

The undersigned hereby tenders to New VASCO the Current VASCO Shares indicated in the table above entitled "Description of Current VASCO Shares Tendered," upon the terms and subject to the conditions set forth in the Prospectus (receipt of which is hereby acknowledged) and in this Letter of Transmittal and Release.

                  Subject to, and effective upon, acceptance for exchange of the Current VASCO Shares tendered hereby in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, New VASCO, all right, title and interest in and to, the Current VASCO Shares. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of New VASCO) with respect to such Current VASCO Shares, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Current VASCO Shares together with all accompanying evidences of transfer and authenticity, to or upon the order of New VASCO, (ii) present such Current VASCO Shares for transfer of ownership on the books of Current VASCO, (iii) deliver to Current VASCO and New VASCO the release contained herein, (iv) receive all benefits and otherwise exercise all rights of beneficial ownership of such Current VASCO Shares, all in accordance with the terms of the Exchange Offer, and (v) accept delivery of the New Current VASCO Shares on behalf of the undersigned.

                   The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender the Current VASCO Shares tendered hereby and to sell, assign and transfer all right, title and interest in and to such Current VASCO Shares, (ii) the undersigned either has full power and authority to deliver the release of all Associated Corporate Matter Claims or is delivering a duly executed release (which is included in this Letter of Transmittal and Release) from a person or entity having such power and authority, and (iii) New VASCO will acquire good, indefeasible and unencumbered title to such Current VASCO Shares, free and clear of all liens, restrictions, charges, claims and encumbrances and not subject to any adverse claim, when the same are acquired by New VASCO. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or New VASCO to be necessary or desirable to complete the sale, assignment and transfer of the Current VASCO Shares tendered hereby or to perfect the undersigned's release of all Associated Corporate Matter Claims.

                  The undersigned (the "Releasor") hereby forever releases and discharges Current VASCO, New VASCO and Current VASCO's predecessor entities, consisting of VASCO Corp., a corporation incorporated in Delaware on May 22, 1984 ("Old VASCO") and Ridge Point Enterprises, Inc., incorporated in Utah on January 7, 1985 ("VASCO Utah" and, together with Old VASCO, the "VASCO Predecessors"), and the respective successors and assigns of each of the foregoing (collectively, "VASCO"), and each of them, from and against all direct or indirect demands, claims, payments, obligations, actions or causes of action, assessments, losses, liabilities, damages (including, without limitation, special, consequential, exemplary, punitive and similar damages), reasonable costs and expenses paid or incurred, or diminutions in value of any kind or character (whether or not known or asserted prior to the date hereof, fixed or unfixed, conditional or unconditional, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise), that the Releasor now has or ever had against VASCO or the assets of Current VASCO or any of the VASCO Predecessors as a result of acts or omissions occurring on or before the date of the Prospectus, which arise from or are in connection with:

                         (i) any prior authorization, designation or issuance of
                  stock, any stock split, reclassification, redesignation, dividend or distribution of or upon stock, any amendment to the certificate or articles of incorporation or bylaws including those affecting the amount, rights, powers or preferences of stock, and any failure to properly authorize, approve or effect any of the foregoing actions, including
                  (a) the failure by Old VASCO to document whether an amendment to its Certificate of Incorporation was duly authorized or to file a Certificate of Amendment with the Delaware Secretary of State to amend its Certificate of Incorporation in 1984 to effect a three-for-one stock split of its common stock and to provide for 600,000 shares of non-voting common stock prior to purportedly effecting the stock split and issuing such non-voting common shares, (b) the failure by Old VASCO to document whether director and stockholder approval was obtained for an amendment to its Certificate of Incorporation increasing the number of authorized shares of common stock in 1986, (c) the purported issuance of Series A preferred stock in 1989 by VASCO Utah at a time when the issuance of preferred shares was not authorized by VASCO Utah's charter, and (d) the purported issuance of preferred stock by Current VASCO in connection with the 1990 merger, when the rights, powers and preferences of which such stock were not specified in Current VASCO's Certificate of Incorporation and when its Certificate of Incorporation did not provide its Board of Directors the power to designate such rights, powers and preferences;

                         (ii) any failure to properly design, approve, adopt,
                  administer, or authorize the number of shares subject to, any stock option plan or program, including actions required to allow for options awarded thereunder to be treated as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code"), including the failure by Old VASCO, VASCO Utah and/or Current VASCO to (a) document approval by the Board of Directors and stockholders of stock option plans, (b) specify and authorize the number of shares of stock to be subject to such plans, (c) reserve the number of shares subject to such plans, (d) document the authorization for the grant of options pursuant to such plans and the issuance of shares upon exercise of such options, and
                  (e) design such plans in a manner that would ensure options granted thereunder would be treated as incentive stock options;

                         (iii) any organization or any merger, consolidation,
                  share exchange, reorganization, recapitalization, sale of assets or like event, or any failure properly to authorize, approve, effect or consummate same, including (a) the failure to document the approval by Old VASCO's stockholders of the 1986 reorganization through the share exchange undertaken by Old VASCO and Ridge Point Enterprises, Inc./VASCO Utah,
                  (b) the failure to document whether all stockholders of Old VASCO voluntarily exchanged their shares for shares of Ridge Point Enterprises, Inc./VASCO Utah, (c) the failure to document the mechanics of the exchange of Old VASCO shares for shares of Ridge Point Enterprises, Inc./VASCO Utah, and
                  (d) the following procedural irregularities which call into question the validity of the intended 1990 merger of VASCO Utah and Current VASCO, as well as Current VASCO's title to the assets of VASCO Utah purportedly succeeded to by Current VASCO by virtue of the merger: (1) the incorporation of Current VASCO, after the date of the 1990 merger agreement,
                  (2) Current VASCO's approval of the plan of merger, including approval of the plan of merger prior to the incorporation of Current VASCO, the lack of documented stockholder approval as called for by the plan of merger and the effectiveness of the approval by Current VASCO's then Board of Directors, (3) the authorization and issuance of stock by Current VASCO pursuant to the merger, (4) the adoption of Current VASCO's initial bylaws, appointment of Current VASCO's initial directors and the election of its initial officers, and (5) the administrative dissolution of VASCO Utah prior to the filing of a Certificate of Merger with the State of Delaware, (6) the failure to file Articles of Merger with the State of Utah in connection with the intended merger of VASCO Utah and Current VASCO;

                         (iv) the dissolution, liquidation or winding up of any
                  of Current VASCO's predecessors, or any failure properly to approve or effect said dissolution, liquidation or winding up, including (a) the failure to properly document any stockholder approval of the dissolution of Old VASCO and to document actions taken to dissolve, liquidate and wind-up Old VASCO in 1987, (b) the failure to vest effectively title and ownership in VASCO Utah of Old VASCO's assets and to document the assumption by VASCO Utah of Old VASCO's liabilities, and
                  (c) the administrative dissolution of VASCO Utah in 1990 prior to the intended merger transaction with Current VASCO and before the filing of a Certificate of Merger with the State of Delaware; and

                         (v) any failure to afford security holders any
                  appraisal, preemptive or other rights, whether accorded by statute or by the articles of incorporation, certificate of incorporation or bylaws of Current VASCO or any of its predecessors, in connection with any of the matters described in the foregoing clauses (i), (ii), (iii) or (iv) including
                  (a) the failure of Old VASCO to document whether it afforded its stockholders, in connection with issuances of Old VASCO capital stock, the preemptive rights to purchase, upon the issuance or sale of Old VASCO stock (or securities convertible into Old VASCO stock), shares (or securities) in proportion to the amount of Old VASCO common stock then owned by such holder, subject to conditions and time limitations prescribed (and at a price determined as permitted by law), by Old VASCO's Board of Directors, as provided for in the Old VASCO Certificate of Incorporation and (b) the failure of VASCO Utah to document whether it afforded its stockholders the appraisal rights provided for by Utah law in connection with the intended 1990 merger of VASCO Utah with Current VASCO.

                  (The matters listed in the foregoing clauses (i), (ii), (iii), (iv) and (v) are collectively referred to in this document and the Prospectus as the "Corporate Matters").

                  The Releasor hereby irrevocably waives its rights under any applicable statute, rule, regulation, legal principle, or legal doctrine that provides that a general release does not extend to claims which a releasing party does not know or suspect to exist in its favor at the time of executing such release, which if known by the releasing party would have materially affected its settlement with the released party.

                  The Releasor hereby represents, warrants and covenants that
(i) the Releasor has had adequate opportunity to consult legal counsel of Releasor's choice regarding this Letter of Transmittal and Release, (ii) the Releasor has executed and delivered this Letter of Transmittal and Release pursuant to the free will of the Releasor and with the intention that the release set forth in this Letter of Transmittal and Release be a general release to the full extent provided herein, and (iii) the Releasor has not sold, assigned or otherwise transferred any rights or remedies arising from or in connection with the Corporate Matters. The Releasor acknowledges and agrees that this Letter of Transmittal and Release (i) will effect a release of any and all Associated Corporate Matter Claims the Releasor may have even if less than all of the Releasor's Current VASCO Securities (as defined in the Prospectus) are exchanged in the Exchange Offer, and (ii) does not affect any rights or claims the Releasor may have against VASCO arising out of any matter or transaction arising from and after the date of the Prospectus.

                  This Letter of Transmittal and Release shall be governed by and construed in accordance with the internal laws and not the conflicts of law rules of the State of Illinois, and the invalidity or unenforceability of any term or provision of this Letter of Transmittal and Release shall not affect the validity or enforceability of any other term or provision hereof. This Letter of Transmittal and Release is binding on the Releasor and the Releasor's heirs, personal representatives, successors and assigns and inures to the benefit of New VASCO. Current VASCO, the VASCO Predecessors and VASCO.

                  The terms and conditions set forth in the Prospectus and this Letter of Transmittal and Release together constitute New VASCO's offer (the "Exchange Offer") to exchange the applicable class or series of New Current VASCO Shares for the applicable class or series of Current VASCO Shares properly tendered, in respect of which a release is given and accepted for exchange. New VASCO will acquire such Current VASCO Shares by issuing New VASCO Shares in exchange therefor. Such New VASCO Shares will be delivered to the Exchange Agent, which will deliver the New VASCO Shares to the holders of tendered and accepted Current VASCO Shares in respect of which a release is given, as soon as practicable following the Expiration Date.

                  The undersigned understands that the release provided hereby shall remain in full force and effect unless and until such release is revoked in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal and Release for the withdrawal of a tender of Current VASCO Shares. The undersigned understands that after the acceptance of Current VASCO Shares pursuant to the Exchange Offer, no releases may be revoked.

                  The undersigned understands that Current VASCO Shares properly tendered and not withdrawn prior to the Expiration Date may be exchanged for the applicable New VASCO Shares, subject to the terms and conditions of the Exchange Offer. If any amount of tendered Current VASCO Shares is not exchanged for any reason, they will be returned, without expense, to the undersigned at the address shown below or at such different address as may be indicated herein under "Special Delivery Instructions."

                  The undersigned understands that the procedures described herein and in the Prospectus under the heading ATHE EXCHANGE OFFERA and in the instructions hereto will constitute a binding agreement between the undersigned and New VASCO upon the terms and subject to the conditions described herein and in the Prospectus. For purposes of the Exchange Offer, the undersigned understands that validly tendered Current VASCO Shares (or defectively tendered Current VASCO Shares with respect to which New VASCO has, or has caused to be, waived such defect) will be deemed to have been accepted by New VASCO if, as and when New VASCO gives oral or written notice thereof to the Exchange Agent.

                  TENDERS OF CURRENT VASCO SHARES MADE PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN, AND THE RELEASE GRANTED IN THIS LETTER OF TRANSMITTAL AND RELEASE MAY BE REVOKED, ON OR PRIOR TO THE EXPIRATION DATE BY WRITTEN NOTICE OF WITHDRAWAL OR REVOCATION IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROSPECTUS. A purported notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific procedures set forth in the Prospectus under the heading "THE EXCHANGE OFFER - Withdrawal Rights."

                  All authority conferred or agreed to be conferred in this Letter of Transmittal and Release shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                  Unless otherwise indicated under "Special Issuance Instructions," please issue the applicable New VASCO Shares in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the applicable New VASCO Shares (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the applicable New VASCO Shares in the name(s) of, and mail the applicable New VASCO Shares to, the person(s) so indicated. The undersigned recognizes that New VASCO has no obligation under the "Special Issuance Instructions" or the "Special Delivery Instructions" provisions of this Letter of Transmittal and Release to effect the transfer of any Current VASCO Shares from the name of the holder(s) thereof if New VASCO does not accept for exchange such Current VASCO Shares.

-------------------------------------------------------      -------------------------------------------------------
         SPECIAL ISSUANCE INSTRUCTIONS                                    SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTIONS 1, 4, 5 AND 6)                                 (SEE INSTRUCTIONS 1, 4, 5 AND 6)
   To be completed ONLY if any New VASCO Shares are             To be completed ONLY if any New VASCO Shares are
to be issued in the name of someone other than the           to be sent to someone other than the person or
person or persons whose signature(s) appear(s) on            persons whose signature(s) appear(s) on this Letter
this Letter of Transmittal and Release below.  If any        of Transmittal and Release below, or to the person or
of the New VASCO Shares are to be issued in the name         persons at an address other than that shown above in
of someone other than the person or persons whose            the box entitled "Description of Current VASCO Shares
signature(s) appear(s) on this Letter of Transmittal         Tendered and in Respect of Which Release is Given."
and Release below, the assignment block on the back
of the stock certificate(s) of the tendered Current          Send to:
VASCO Shares must be properly completed or an
appropriate instrument of transfer must be provided,         Name..................................................
in each case with signature guaranteed. (See                                          (Please Print)
Instruction 1).
                                                             Address ..............................................
Issue to:                                                    ......................................................
                                                             ......................................................
Name................................................                          (Include Zip Code)
                    (Please Print)

Address ............................................
 ....................................................
 ....................................................
                  (Include Zip Code)

 ....................................................
    (Taxpayer Identification or Social Security
              Number(s)* of Payee)

*PLEASE ALSO COMPLETE THE ENCLOSED SUBSTITUTE FORM W-9.

-------------------------------------------------------      -------------------------------------------------------

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                           SIGNATURE OF RECORD HOLDER

                                SEE INSTRUCTION 4

                  By completing, executing and delivering this Letter of Transmittal and Release, the undersigned hereby tenders the Current VASCO Shares and grants the release set forth in the foregoing provisions of this Letter of Transmittal and Release.

                  The undersigned hereby represents and warrants that the undersigned is the record holder and the beneficial owner of the Current VASCO Shares tendered herewith. (If the undersigned is not the beneficial owner, strike "and the beneficial owner" in the preceding sentence and have the beneficial owner sign this Letter of Transmittal and Release on the next page or on a counterpart and attach the counterpart hereto.)

Dated:                                    , 1997
      ------------------------------------

Sign Here:
           --------------------------------------------------------------------

           --------------------------------------------------------------------

          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

                  (This Letter of Transmittal and Release must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Current VASCO Shares, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

Name(s)
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Please Print)

Capacity
           --------------------------------------------------------------------
Address
           --------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and                          Tax Identification or
Tel. No.                               Social Security No.
        ------------------------------                    ---------------------

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)

Authorized Signature
                    -----------------------------------------------------------
Name of Firm
             ------------------------------------------------------------------
Address
        -----------------------------------------------------------------------

Dated:                            , 1997   Area Code & Tel. No.
       ---------------------------                             ----------------

                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SIGNATURE OF BENEFICIAL OWNER

                                SEE INSTRUCTION 4

                  IF THE CURRENT VASCO SHARES ARE REGISTERED IN THE NAME OF A NOMINEE, THIS LETTER OF TRANSMITTAL AND RELEASE MUST BE SIGNED BY THE BENEFICIAL OWNER OF THE CURRENT VASCO SHARES TENDERED.

                  By completing, executing and delivering this Letter of Transmittal and Release, the undersigned hereby tenders the Current VASCO Shares and grants the release set forth in the foregoing provisions of this Letter of Transmittal and Release. The undersigned hereby represents and warrants that the undersigned is the beneficial owner of the Current VASCO Shares tendered herewith.

Dated:                            , 1997
       ---------------------------

Sign Here:
           --------------------------------------------------------------------

           --------------------------------------------------------------------
               SIGNATURE(S) OF BENEFICIAL OWNER(S) OR AUTHORIZED SIGNATORY

                  (If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

Name(s)
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Please Print)

Capacity
         ----------------------------------------------------------------------
Address
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
                               (Include Zip Code)

Area Code and                   Tax Identification or
Tel. No.                        Social Security No.
        -----------------------                    ----------------------------

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)

Authorized Signature
                    -----------------------------------------------------------
Name of Firm
             ------------------------------------------------------------------
Address

Dated:                            , 1997   Area Code & Tel. No.
      ---------------------------                               ---------------


                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

-------------------------------------------------------------------------------

                            INSTRUCTIONS FORMING PART
                OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

                  1. SIGNATURE GUARANTEES. Signatures are not required to be guaranteed by an Eligible Institution (as defined below) if the Letter of Transmittal and Release and the Current VASCO Shares tendered hereby are tendered (a) by a registered physical holder of such Current VASCO Shares who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," or (b) for the account of an Eligible Institution. Signatures on all other Letters of Transmittal and Release must be guaranteed by an Eligible Institution. If the Current VASCO Shares tendered hereby are registered in a name other than the signer of this Letter of Transmittal and Release, see Instruction 4. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association.

                  2. DELIVERY OF LETTER OF TRANSMITTAL AND RELEASE AND CURRENT VASCO SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal and Release is to be used only if Current VASCO Shares tendered hereby are (i) to be forwarded herewith or (ii) to be made according to the guaranteed delivery procedures set forth in the Prospectus under "THE EXCHANGE OFFER - Guaranteed Delivery Procedures for Current VASCO Shares." All physically tendered Current VASCO Shares, together with a properly completed and duly executed Letter of Transmittal and Release (or facsimile thereof) and any other documents required by this Letter of Transmittal and Release, must be mailed or delivered to the Exchange Agent at its address set forth on the front page hereof and must be received by the Exchange Agent at or prior to the Expiration Date.

                  Holders of Current VASCO Shares whose Current VASCO Shares are not immediately available or who cannot deliver Current VASCO Shares and all other required documents to the Exchange Agent at or prior to the Expiration Date may nevertheless effect a tender of the Current VASCO Shares if all of the following conditions are satisfied:

                         (a) the tender and delivery are made by or through an
                  Eligible Institution;

                         (b) at or prior to the Expiration Date, the Exchange
                  Agent receives a properly completed and duly executed Letter of Transmittal and Release and (by mail, overnight delivery, by hand or facsimile transmission) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by New VASCO; and

                         (c) the certificate(s) for the tendered Current VASCO
                  Shares are received by the Exchange Agent within five business days after the Expiration Date.

                  THE METHOD OF DELIVERY OF CERTIFICATES FOR CURRENT VASCO SHARES, THIS LETTER OF TRANSMITTAL AND RELEASE AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING HOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS LETTER OF TRANSMITTAL AND RELEASE, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

                  No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal and Release (or a facsimile thereof), waive any right to receive any notice of the acceptance of their tender.

                  3. INADEQUATE SPACE. If the space provided herein is inadequate, the class of Current VASCO Shares, the certificate numbers of the Current VASCO Shares and the number of Current VASCO Shares tendered should be listed on a separate SIGNED schedule and attached hereto.

                  4. SIGNATURES ON LETTER OF TRANSMITTAL AND RELEASE, AND ENDORSEMENTS.

                  IF THE CURRENT VASCO SHARES ARE REGISTERED OF RECORD IN THE NAME OF A NOMINEE, THE LETTER OF TRANSMITTAL AND RELEASE MUST BE SIGNED BY THE NOMINEE (ON PAGE 9) AND BY THE BENEFICIAL OWNER (ON PAGE 10).

                  If this Letter of Transmittal and Release is signed by a person other than the record holder(s) of Current VASCO Shares tendered hereby, then, in order to validly tender such Current VASCO Shares pursuant to the Exchange Offer, such Current VASCO Shares must be endorsed or accompanied by an appropriate written instrument or instruments of transfer signed exactly as the name(s) of such record holder(s) appear(s) on the Current VASCO Shares, with the signature(s) on such Current VASCO Shares or instruments of transfer guaranteed by an Eligible Institution.

                  If this Letter of Transmittal is signed by the record holder(s) of the Current VASCO Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Current VASCO Shares without any change whatsoever.

                  If any of the tendered Current VASCO Shares are held of record by two or more persons, all such persons must sign this Letter of Transmittal and Release.

                  If any of the tendered Current VASCO Shares are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and Release as there are different registrations.

                  If this Letter of Transmittal and Release or any Current VASCO Shares are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person(s) acting in a fiduciary or representative capacity, such person(s) should so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of their authority so to act.

                  5. TRANSFER TAXES. Except as set forth in this Instruction 5, New VASCO will pay or cause to be paid all transfer taxes, if any, with respect to the sale and transfer to it of any Current VASCO Shares pursuant to the Exchange Offer. If, however, New VASCO Shares or Current VASCO Shares not tendered or not exchanged are to be delivered to or are to be registered or issued in a name other than the name of the registered holder of the Current VASCO Shares, or if a transfer tax is imposed for any reason other than the transfer or sale of Current VASCO Shares to New VASCO pursuant to the Exchange Offer, the amount of any such transfer taxes will be the responsibility of the tendering stockholder and will be required to be paid by the stockholder before delivery by the Exchange Agent of the New VASCO Shares, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

                  6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New VASCO Shares (or Current VASCO Shares not tendered or exchanged) are to be issued in the name of a person other than the signer of this Letter of Transmittal and Release or if such Current VASCO Shares and/or New VASCO Shares are to be sent to someone other than the signer of this Letter of Transmittal and Release or to the signer at a different address, the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal and Release should be completed, as applicable. In such event, the signature of the registered holder (unless an Eligible Institution) must be guaranteed by an Eligible Institution.

                  7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal and Release may be obtained from New VASCO at the address set forth on the last page of this Letter of Transmittal and Release. Holders of Current VASCO Shares may also contact such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

                  8. SUBSTITUTE FORM W-9. A tendering holder (or other payee) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 that is provided below and to certify that it is not subject to backup withholding. Failure to provide the information on the form may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax withholding on the payments made to such person.

                  IMPORTANT: TO ACCEPT THE EXCHANGE OFFER, THIS LETTER OF TRANSMITTAL AND RELEASE OR A MANUALLY SIGNED FACSIMILE HEREOF, TOGETHER WITH CERTIFICATES FOR CURRENT VASCO SHARES OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

                  THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH HOLDER IS URGED TO CONSULT A TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO IT (INCLUDING THE APPLICATION AND EFFECT OF FOREIGN, STATE AND LOCAL TAX LAWS) OF THE EXCHANGE OFFER. CERTAIN HOLDERS (INCLUDING INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS AND FOREIGN TAXPAYERS) MAY BE SUBJECT TO SPECIAL RULES NOT DISCUSSED BELOW. THE DISCUSSION DOES NOT CONSIDER THE EFFECT OF ANY APPLICABLE FOREIGN, STATE AND LOCAL TAX LAWS.

SUBSTITUTE FORM W-9

                  Under the U.S. federal income tax laws, the Exchange Agent may be required to withhold 31% of the amount of the gross proceeds paid to certain holders or other payees pursuant to the Exchange Offer. To prevent backup withholding on any gross proceeds paid to a holder or other payee with respect to Current VASCO Shares tendered pursuant to the Exchange Offer, the holder is required to notify the Exchange Agent (as payor) of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding. In general, if a holder of Current VASCO Shares is an individual, the TIN is the Social Security number of such individual. In addition, if the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS.

                  Certain holders of Current VASCO Shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement signed under penalty of perjury attesting as to that status. Forms for such statement can be obtained from the Exchange Agent. For further information regarding backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete Substitute Form W-9 if Current VASCO Shares are held in more than one name), consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

CONSEQUENCES OF FAILURE TO COMPLETE SUBSTITUTE FORM W-9

                  Failure to complete Substitute Form W-9 will not, by itself, cause the Current VASCO Shares to be deemed invalidly tendered but may require the Exchange Agent to withhold 31% of the amount of the gross proceeds paid pursuant to the Exchange Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the holder may claim a refund from the IRS.

WHAT NUMBER TO GIVE THE DEPOSITARY

                  The holder is required to give the Exchange Agent the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Current VASCO Shares. If the Current VASCO Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," for additional guidance on which number to report.


--------------------------------------------------------------------------------------------------------------------
                                  PAYER'S NAME: THE ILLINOIS STOCK TRANSFER COMPANY
--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                               PART 1 -- PLEASE PROVIDE YOUR               Social Security Number
                                         TAXPAYER IDENTIFICATION NUMBER IN
FORM W-9                                 THE BOX AT THE RIGHT AND CERTIFY           _________________________
                                         BY SIGNING AND DATING BELOW.
DEPARTMENT OF THE TREASURY                                                                     OR
INTERNAL REVENUE SERVICE                           [SEE GUIDELINES]

                                                                                 Employer Identification Number
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER AND                                                           _________________________
CERTIFICATION ("TIN")

                                         ---------------------------------------------------------------------------
                                         PART II -- For Payees exempt from backup withholding, see "Important Tax
                                         Information" above and Guidelines for Certification of Taxpayer
                                         Identification Number on Substitute Form W-9 enclosed herewith and complete as instructed therein.
--------------------------------------------------------------------------------------------------------------------
Certifications -- Under penalties of perjury, I certify that:

(1)               The number shown on this form is my correct Taxpayer Identification Number (or a
                  Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate
                  Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a
                  Taxpayer Identification Number to the payer, 31% of all reportable payments made to me thereafter will be withheld until I provide a number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service ("IRS") as backup withholding.)

(2)               I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the "Important
Tax Information" above).
--------------------------------------------------------------------------------------------------------------------
Name
     ---------------------------------------------------------------------------------------------------------------
                                              (Please Print)
Address
        ------------------------------------------------------------------------------------------------------------
                                            (Include Zip Code)
Signature                                                                    Date                             , 1997
         --------------------------------------------------------------------     ---------------------------

--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP
          WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE AGUIDELINES FOR
          CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

              [ADD CERTIFICATION RE AWAITING TIN, IF NECESSARY.]

                  ANY QUESTIONS CONCERNING TENDER PROCEDURES OR
    REQUESTS FOR ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL AND RELEASE
                               MAY BE DIRECTED TO:

                         ILLINOIS STOCK TRANSFER COMPANY
                           223 WEST JACKSON BOULEVARD
                                   SUITE 1210
                             CHICAGO, ILLINOIS 60606
                                 (312) 427-2953

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

                                                                                                     GIVE THE EMPLOYER
                                    GIVE THE SOCIAL                                                       IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:         SECURITY NUMBER OF:                FOR THIS TYPE OF ACCOUNT:              NUMBER OF
-------------------------         -------------------                -------------------------          -----------------
1. An individual's account        The individual                   8. Sole proprietorship account     The Owner(4)

2. Two or more individuals        The actual owner of the          9. A valid trust, estate, or       Legal entity (Do not
   (joint account)                account or, if combined             pension trust                   furnish the identifying
                                  funds, any one of the                                               number of the personal
                                  individuals(1)                                                      representative or trustee
                                                                                                      unless the legal entity itself
                                                                                                      is not designated in the
                                                                                                      account title.)(5)

3. Husband and wife (joint        The actual owner of the         10. Corporate account               The Corporation
   account                        account or, if joint funds,
                                  either person(1)

4. Custodian account of a         The minor(2)                    11. Religious, charitable, or       The organization
   minor (Uniform Gift to                                             educational organization
   Minors Act)                                                        account

5. Adult and minor (joint         The adult or, if the minor      12. Partnership account held in     The partnership
   account)                       is the only contributor, the        the name of the business
                                  minor(2)

6. Account in the name of         The ward, minor or              13. Association, club, or other     The organization
   guardian or committee for      incompetent person(3)               tax-exempt organization
   a designated ward, minor,
   or incompetent person

7. a. The usual revocable         The grantor-trustee(1)          14. A broker or registered          The broker or nominee
      savings trust account                                           nominee
      (grantor is also trustee)

   b. So-called trust account     The actual owner(1)             15. Account with the                The public entity
      that is not a legal or                                          Department of Agriculture
      valid trust under State                                         in the name of a public
      law.                                                            entity (such as a State or
                                                                      local government, school
                                                                      district, or prison) that
                                                                      receives agricultural
                                                                      program payments

------------
(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person a social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEE EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

-  A corporation.

-  A financial institution.

- An organization exempt from tax under section 501(a), or an individual retirement plan.

-  The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or agency or instrumentality thereof.

-  An international organization or any agency, or instrumentality thereof.

- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

-  A real estate investment trust.

-  A common trust fund operated by a bank under section 584(a).

-  An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

-  An entity registered at all times under the Investment Company Act of 1940.

-  A foreign central bank of issue.

   Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under section 5041, 5041(a), 6045, and 6050A.

PRIVACY ACT NOTICE. Section 5109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1)  PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.
If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

   Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

-  Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

- Payments to patronage dividends where the amount received is not paid in money.

-  Payments made by certain foreign organizations.

-  Payments made to a nominee.

   Payments of interest not generally subject to backup withholding include the following:

-  Payments of interest on obligations issued by individuals.

   NOTE: You may be subject to backup withholding if this interest is $800 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt interest dividends under section 852).

-  Payments described in section 6049(b)(5) to nonresident aliens.

-  Payments on tax-free convenient bonds under section 1451.

-  Payments made by certain foreign organizations.

-  Payments made to a nominee.


Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.


                                      18